UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 2, 2026
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OneWater Marine Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (678) 541-6300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ONEW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On February 2, 2026 (the “Closing Date”), OneWater Marine Inc. (the “Company”) entered into and consummated a Securities Purchase Agreement (the “Purchase Agreement”) with Recochem Inc. (the “Buyer”) pursuant to which the Company sold the equity interests in Ocean Bio‑Chem Holdings, Inc. (“Ocean Bio‑Chem”) for an estimated cash purchase price of approximately $50.0 million. This reflects a base purchase price of $55.0 million, less an estimated $5.0 million of working capital and other adjustments applied at the closing of the transactions contemplated by the Purchase Agreement, with a final working capital true‑up to be determined 120 days after the Closing Date. Proceeds from the transaction will be used to repay a portion of the Company's outstanding debt.
The Purchase Agreement contains customary representations and warranties, and the Company and the Buyer have agreed to customary covenants relating to the sale. Both the Company and Buyer have agreed to indemnify the other party for losses arising from certain breaches of covenants contained in the Purchase Agreement and other liabilities, subject to certain limitations.
Truist Securities served as the Company’s financial advisor and Butler Snow LLP served as counsel to the Company.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.
The Purchase Agreement governs the contractual rights between the parties in relation to the sale of Ocean Bio-Chem. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about the Company, Ocean Bio-Chem, the Buyer or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company, Ocean Bio-Chem or the Buyer. The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Closing if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws to investors or security holders. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information and the information in the Purchase Agreement should be considered in conjunction with the entirety of the factual disclosure about the Company in its public reports filed with the Securities and Exchange Commission (the "SEC"). Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Item 2.01    Completion of Acquisition or Disposition of Assets.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.
The unaudited pro forma condensed consolidated financial statements of the Company as of and for the year ended September 30, 2025 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.
Cautionary Statement Concerning Forward-Looking Statements
This Current Report on Form 8-K, including the pro forma financial statements attached hereto, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including regarding the sale of Ocean Bio-Chem and the pro forma results or projections and underlying assumptions. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “will be,” “will likely result,” “should,” “expects,” “plans,” “anticipates,” “could,” “would,” “foresees,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook,” “guidance” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are not guarantees of future performance, but are based on management’s current expectations, assumptions and beliefs concerning future developments and their potential effect on us, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct.

Important factors, some of which are beyond our control, that could cause actual results to differ materially from our historical results or those expressed or implied by these forward-looking statements are detailed in our filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 and in our subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC, and in other documents the Company files with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.
Item 9.01    Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed consolidated balance sheet as of September 30, 2025, the unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2025 and the related notes are filed as Exhibit 99.1 and are incorporated herein by reference.
(d) Exhibits.

Exhibit Number	Description
*10.1¥#	Securities Purchase Agreement, dated as of February 2, 2026, by and among OneWater Marine Inc., Ocean Bio-Chem Holdings, Inc. and Recochem Inc.
*99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended September 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Filed herewith
¥Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission on request.
#Certain confidential information contained in this agreement has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because such information is both not material and would likely cause competitive harm to the Company if publicly disclosed. An unredacted copy of the exhibit will be furnished to the Securities and Exchange Commission on request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

	By:	/s/ Jack Ezzell
	Name:	Jack Ezzell
	Title:	Chief Operating Officer and Chief Financial Officer
Dated: February 6, 2026